Exhibit 99.2
Page ? 1 Volume and Market Share EPS Analysis Revenue and Gross Margin Note: Refer to "Non-GAAP Financial Measures" for information about non-GAAP financial measures included in this investor summary (r) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 FY11 FY11 FY12 FY12 FY12 FY12 TAM 145.8 123.8 111.4 135.4 152.4 160.4 163.3 156.2 164.0 167.5 159.5 165.8 176.3 118.9 146.4 156.7 Share 27.0% 28.6% 28.3% 29.5% 28.9% 30.9% 31.3% 31.8% 30.9% 31.2% 31.2% 32.5% 32.8% 23.9% 30.2% 45.3% Units (HDD) 39.4 35.5 31.6 40.0 44.1 49.5 51.1 49.7 50.7 52.2 49.8 53.8 57.8 28.5 44.2 71.0 ASP (HDD) $53 $51 $50 $48 $49 $52 $51 $47 $46 $47 $45 $44 $46 $69 $68 $65 Revenue $2,109 $1,823 $1,592 $1,928 $2,208 $2,619 $2,641 $2,382 $2,396 $2,475 $2,252 $2,403 $2,694 $1,995 $3,035 $4,754 Gross Margin $424 $290 $253 $370 $514 $687 $665 $535 $437 $475 $410 $469 $541 $648 $977 $1,472 Gross Margin % 20.1% 15.9% 15.9% 19.2% 23.3% 26.2% 25.2% 22.5% 18.2% 19.2% 18.2% 19.5% 20.1% 32.5% 32.2% 31.0% R&D $133 $119 $125 $132 $142 $154 $160 $154 $167 $169 $179 $188 $193 $191 $265 $406 SG&A $57 $42 $49 $52 $53 $60 $64 $61 $59 $66 $63 $77 $71 $85 $122 $178 Other $ - $113 $18 ($23) $ - $ - $ - $27 $ - $ - $10 $32 $18 $210 $48 $80 Total Operating Expenses $190 $274 $192 $161 $195 $214 $224 $242 $226 $235 $252 $297 $282 $486 $435 $664 Operating Income $234 $16 $61 $209 $319 $473 $441 $293 $211 $240 $158 $172 $259 $162 $542 $808 Net Income $211 $14 $50 $196 $288 $429 $400 $265 $197 $225 $146 $158 $239 $145 $483 $745 EPS $0.93 $0.06 $0.22 $0.86 $1.25 $1.85 $1.71 $1.13 $0.84 $0.96 $0.62 $0.67 $1.01 $0.61 $1.96 $2.87 Diluted Shares Outstanding 226 224 226 227 230 232 234 235 234 235 236 237 237 237 246 260 Non-GAAP Results Gross Margin $424 $290 $253 $370 $514 $687 $665 $535 $437 $475 $410 $469 $541 $648 $1,077 $1,511 Net Income $211 $123 $68 $173 $288 $429 $400 $292 $197 $225 $156 $193 $260 $358 $619 $872 EPS $0.93 $0.55 $0.30 $0.76 $1.25 $1.85 $1.71 $1.24 $0.84 $0.96 $0.66 $0.81 $1.10 $1.51 $2.52 $3.35 Top 10 Customers Revenue 51% 49% 47% 52% 56% 55% 51% 52% 50% 48% 49% 53% 49% 51% 53% 53% Revenue by Channel OEM 56% 57% 48% 54% 52% 48% 49% 54% 50% 45% 47% 55% 53% 59% 64% 69% Distributors 26% 21% 30% 29% 31% 30% 33% 29% 32% 33% 33% 29% 29% 25% 28% 21% Retail 18% 22% 22% 17% 17% 22% 18% 17% 18% 22% 20% 16% 18% 16% 8% 10% Revenue by Geography Americas 23% 23% 26% 24% 22% 25% 24% 25% 23% 22% 22% 20% 19% 22% 21% 27% Europe 29% 29% 28% 22% 22% 25% 24% 21% 23% 25% 24% 20% 22% 21% 18% 18% Asia 48% 48% 46% 54% 56% 50% 52% 54% 54% 53% 54% 60% 59% 57% 61% 55% Compute Units Notebook 12.411 11.187 7.932 14.670 16.528 17.735 17.072 16.802 16.582 17.385 16.227 16.867 19.622 9.814 18.067 32.773 Desktop 17.484 14.225 14.659 16.349 18.282 19.290 21.461 20.282 20.918 20.411 20.118 22.348 21.588 11.391 15.975 21.211 Non-Compute Units Consumer Electronics 3.913 4.128 3.487 3.666 3.064 4.083 4.643 5.306 5.239 4.709 4.765 6.459 7.188 2.352 3.643 4.155 Branded 4.396 4.918 4.512 3.994 4.539 6.219 5.565 5.005 5.678 7.427 6.404 5.672 7.060 3.191 2.926 4.986 Enterprise Units 1.203 1.005 0.973 1.308 1.669 2.170 2.356 2.346 2.319 2.284 2.318 2.463 2.369 1.724 3.616 7.913 Total HDD Units 39.407 35.463 31.563 39.987 44.082 49.497 51.097 49.741 50.736 52.216 49.832 53.809 57.827 28.472 44.227 71.038 Amounts in millions; except per share amounts, ASP, percentages. Revenue by Geography Fiscal Year 2009 Revenue by Geography Fiscal Year 2012 Asia 58% Europe 19% Americas 23% Asia 49% Europe 27% Americas 24% Note: Q2'09 includes restructuring charge of $113M. Q2'12 and Q3'12 guidance excludes charges related to the flooding and acquisition-related expenses. Q4'12 excludes restructuring charges of $80M.
Page ? 2 (r) Free Cash Flow R4Q Return on Invested Capital R&D and Capital Expenditures Gross vs. Net Cash & Cash Equivalents Business Model (to be updated on Investor Day) Gross Margin 18%-23% Operating Expense 9%-10% Operating Income 8%-14% Tax 6%-9% of Income Before Tax Capital Expenditures 7%-8% Inventory Turns 12-16 Turns Conversion Cycle 4-8 Days Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY09 FY09 FY09 FY09 FY10 FY10 FY10 FY10 FY11 FY11 FY11 FY11 FY12 FY12 FY12 FY12 Cash and Cash Equivalents $1,213 $1,376 $1,579 $1,794 $2,056 $2,435 $2,826 $2,734 $2,858 $3,110 $3,230 $3,490 $3,675 $3,924 $3,377 $3,208 Debt $507 $504 $502 $482 $463 $444 $425 $400 $375 $350 $325 $294 $263 $231 $2,743 $2,185 Net Cash and Cash Equivalents $706 $872 $1,077 $1,312 $1,593 $1,991 $2,401 $2,334 $2,483 $2,760 $2,905 $3,196 $3,412 $3,693 $634 $1,023 Cash Flow From Operations $301 $300 $355 $349 $434 $557 $588 $363 $390 $505 $313 $447 $352 $378 $1,208 $1,128 Free Cash Flow $139 $160 $249 $238 $258 $358 $411 $178 $190 $255 $138 $294 $218 $258 $1,069 $804 Capital Expenditures $162 $140 $106 $111 $176 $199 $177 $185 $200 $250 $175 $153 $134 $120 $139 $324 Depreciation and Amortization $117 $122 $119 $122 $121 $126 $128 $134 $150 $151 $151 $150 $158 $140 $188 $339 EBITDA $351 $138 $180 $331 $440 $599 $569 $427 $361 $391 $309 $322 $417 $302 $730 $1,147 Accounts Receivable, Net $1,082 $926 $824 $926 $1,131 $1,365 $1,257 $1,256 $1,325 $1,250 $1,171 $1,206 $1,356 $747 $2,377 $2,364 Inventory Raw Materials $129 $124 $104 $97 $96 $102 $115 $159 $155 $141 $151 $172 $170 $191 $329 $245 Work in Process $168 $159 $152 $154 $173 $212 $254 $255 $266 $274 $260 $263 $275 $185 $667 $552 Finished Goods $180 $163 $129 $125 $126 $139 $138 $146 $140 $153 $163 $142 $200 $90 $286 $413 Inventory, Net $477 $446 $385 $376 $395 $453 $507 $560 $561 $568 $574 $577 $645 $466 $1,282 $1,210 Property, Plant and Equipment, Net $1,674 $1,620 $1,570 $1,584 $1,625 $1,696 $1,756 $2,159 $2,245 $2,277 $2,249 $2,224 $2,209 $2,091 $4,171 $4,062 Accounts Payable $1,215 $1,075 $1,001 $1,101 $1,342 $1,507 $1,508 $1,507 $1,703 $1,628 $1,486 $1,545 $1,708 $883 $2,774 $2,773 Days Sales Outstanding 47 46 47 47 47 47 43 48 50 46 47 46 46 34 71 45 Days Inventory Outstanding 26 27 26 24 21 21 23 28 26 26 28 27 27 31 57 34 Days Payables Outstanding 66 64 68 69 72 71 69 74 79 74 73 73 72 60 123 77 Cash Conversion Cycle 7 9 5 2 (4) (3) (3) 2 (3) (2) 2 - 1 5 5 2 Inventory Turns 14 14 14 15 17 17 16 13 14 14 13 13 13 12 6 11 Shares Repurchased 1.2 - - - - - - - 1.8 - - - - - - 16.4 Shares Repurchased $ $36 $ - $ - $ - $ - $ - $ - $ - $50 $ - $ - $ - $ - $ - $ - $604 Remaining Amount Authorized $466 $466 $466 $466 $466 $466 $466 $466 $416 $416 $416 $416 $416 $416 $416 $1,312 R4Q ROIC 33.5% 22.9% 14.9% 13.9% 15.3% 24.9% 31.2% 30.2% 26.4% 21.1% 15.6% 13.2% 13.6% 11.9% 14.8% 20.4% R4Q ROA 21.1% 14.7% 9.8% 9.2% 10.4% 17.0% 21.2% 20.7% 18.1% 14.6% 10.9% 9.2% 9.5% 8.5% 10.5% 14.3% Worldwide Headcount 51,409 50,838 43,898 45,991 52,208 55,128 61,803 62,500 62,817 62,991 61,349 65,431 67,799 67,121 106,604 103,111 Balance sheet, cash flows, earnings and share repurchase amounts in millions Note: Refer to "Non-GAAP Financial Measures" for information about non-GAAP financial measures included in this investor summary
Page ? 3 (r) Non-GAAP Financial Measures Free Cash Flow: Free cash flow is a non-GAAP financial measure defined as cash flows from operations less capital expenditures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet, repaying debt and repurchasing stock. We also believe that free cash flow is one of several benchmarks used by investors for comparison of our liquidity with other companies in our industry, although our measure of free cash flow may not be directly comparable to similar measures reported by other companies. Free cash flow should not be construed as an alternative to cash flows from operations or other cash flow measurements determined in accordance with GAAP. EBITDA: EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income as defined by GAAP and it should not be considered as an alternative to that measure in evaluating operating performance. Non-GAAP Gross Margin: Non-GAAP gross margin is a non-GAAP measure defined as gross margin before any unusual or non-recurring charges to cost of goods sold. For Q3 FY12, non-GAAP gross margin excludes costs recognized upon the sale of inventory that was written-up to fair value in connection with the HGST acquisition. Because we believe these costs may not be indicative of ongoing operations, we believe that non-GAAP gross margin is a useful measure to investors as an alternative method for measuring our operating performance and comparing it against prior periods' performance.

Non-GAAP Financial Measures

Non-GAAP Net Income and non-GAAP EPS: Non-GAAP net income and non-GAAP EPS are non-GAAP measures defined as net income and EPS, respectively, before any unusual or non-recurring charges or any tax impact related to those charges.

	Q1 FY09	Q2 FY09	Q3 FY09	Q4 FY09	Q1 FY10	Q2 FY10	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12
Reconciliation of Net Income to Non-GAAP Net Income																
Net Income	$211	$14	$50	$196	$288	$429	$400	$265	$197	$225	$146	$158	$239	$145	$483	$745
Acquisition-Related Expense	—	—	—	—	—	—	—	—	—	—	10	10	14	14	34	—
Litigation Accruals	—	—	—	—	—	—	—	27	—	—	—	25	7	—	—	—
Charges Related to Flooding, Net of Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	199	15	—
In-Process Research and Development Charge	—	—	14	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition-Related Adjustments to Fair Value of Inventory / Cost of Revenue	—	—	—	—	—	—	—	—	—	—	—	—	—	—	91	—
Amortization of Newly Acquired Intangible Assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12	51
Restructuring	—	113	4	(23)	—	—	—	—	—	—	—	—	—	—	—	80
Tax Impact	—	(4)	—	—	—	—	—	—	—	—	—	—	—	—	(16)	(4)
Non-GAAP Net Income	$211	$123	$68	$173	$288	$429	$400	$292	$197	$225	$156	$193	$260	$358	$619	$872
EPS	$0.93	$0.06	$0.22	$0.86	$1.25	$1.85	$1.71	$1.13	$0.84	$0.96	$0.62	$0.67	$1.01	$0.61	$1.96	$2.87
Non-GAAP EPS	$0.93	$0.55	$0.30	$0.76	$1.25	$1.85	$1.71	$1.24	$0.84	$0.96	$0.66	$0.81	$1.10	$1.51	$2.52	$3.35
Diluted Shares Outstanding	226	224	226	227	230	232	234	235	234	235	236	237	237	237	246	260

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Page ? 5 Footnotes Q1 FY11 ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates Unit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and media Worldwide Headcount excludes temporary employees Consumer Electronics includes gaming Both the GAAP and non-GAAP results include the results of the newly acquired HGST subsidiary from the acquisition date of March 8, 2012 (r) Formulas Share = Units / TAM ASP = Revenue / Units Free Cash Flow = Cash Flow from Operations - Capital Expenditures EBITDA = Net income + Interest Expense + Income Tax Expense + Depreciation and Amortization Days Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days) Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days) Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days) Cash Conversion Cycle = DSO + DIO - DPO Inventory Turns = 364 days / DIO R4Q ROIC = R4Q (Net Income from Continuing Operations + Interest Expense) / R4Q Average (Equity + Debt) R4Q ROA = R4Q Net Income from Continuing Operations / R4Q Average Total Assets